                                                                  Exhibit 10.3.1


Amendments dated August 30, 2002 and September 16, 2002 to Revolving Credit Agreement by and among TRC Companies, Inc. and its subsidiaries and Wachovia Bank, N.A.

                  AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT


     This AMENDMENT NO. 1 ("Amendment") dated as of August 30, 2002 is by and between WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as an individual Lender and as Sole Lead Arranger and Administrative Agent ("Wachovia"), Wachovia in its capacity as the Lead Arranger and Administrative Agent is hereinafter the "Agent", and TRC COMPANIES, INC., a Delaware corporation ("TRC") and the subsidiaries of TRC listed therein, (each a "Borrower" and collectively the "Borrowers").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Borrowers, Agent and Wachovia, as the then sole Lender (the "Existing Lender") are parties to a certain Revolving Credit Agreement dated as of March 25, 2002 (said agreement, as amended and modified from time to time, the "Credit Agreement") and certain other Credit Documents executed and delivered in connection therewith; and

     WHEREAS, the Borrowers, the Agent and the Existing Lender desire to amend the Credit Agreement for the purpose of (i) increasing the Commitments to an aggregate amount not to exceed $38,000,000 and admitting Merrill Lynch Business Financial Services Inc. as an additional Lender with a Commitment not to exceed $8,000,000 (the "New Lender") and (ii) modifying the Consolidated Net Worth requirement set forth in the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

     1. DEFINED TERMS; EFFECT OF AMENDMENT.

     (a) Unless otherwise modified hereby, all capitalized terms used herein which are defined in the Credit Agreement, and not otherwise defined herein, are used herein as defined in the Credit Agreement. All capitalized terms used herein which are defined in the Credit Agreement and modified herein shall have the meaning assigned to such terms in the Credit Agreement as so modified.

     (b) This Amendment is an amendment to the Credit Agreement. Unless the context of this Amendment otherwise requires, the Credit Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Credit Agreement and this Amendment were contained in one agreement. After the effective date of this Amendment, all references in the Credit Agreement to the "Credit Agreement", "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and all references in the Notes and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.

     2. AMENDMENTS TO CREDIT AGREEMENT.

     (a) The defined terms "Commitment", "Commitments" and "Lender" set forth in
Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

          ""COMMITMENT" shall mean, with respect to each Lender, the amount set forth on SCHEDULE "A" attached hereto, which is such Lender's Pro Rata Share of the Maximum Available Revolving Credit Amount that such Lender has agreed to advance hereunder, as the same may be (i) reduced from time to time pursuant to Section 2.04 hereof or (ii) adjusted from time to time as a result of assignments to and from the Lenders pursuant to Section 11.08 hereof and increases in the Commitments pursuant to Section 2.17 hereof. "COMMITMENTS" shall mean the aggregate of each Commitment of each Lender hereunder, and shall include (without duplication) the Swingline Commitment of the Swingline Lender."

     ""LENDER" shall mean each Lender listed on SCHEDULE "A" attached hereto, each assignee which becomes a Lender pursuant to Section 11.08 hereof, and their respective successors and assigns."

     (b) The following new defined terms are hereby inserted into Section 1.01 in their respective appropriate alphabetical order:

     ""CONSOLIDATED CURRENT ASSETS" shall mean all assets of the Borrowers, on a consolidated basis, which may properly be classified as current assets in accordance with GAAP."

     ""CONSOLIDATED NET WORTH" shall mean the excess of Consolidated Total Assets over Consolidated Total Liabilities, determined in accordance with GAAP. For the avoidance of doubt, Consolidated Net Worth shall be determined without consideration of the Specified Preferred Stock."

     ""CONSOLIDATED TOTAL ASSETS" shall mean all assets of the Borrowers, on a consolidated basis, determined in accordance with GAAP."

     ""CONSOLIDATED TOTAL LIABILITIES" shall mean all liabilities of the Borrowers, on a consolidated basis, determined in accordance with GAAP."

     (c) Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "8.10 NET WORTH. The Borrowers will not permit Consolidated Net Worth at any time to be less than (a) $105,000,000 PLUS (b) the sum of (i) 75% of quarterly positive net income on a cumulative basis commencing with results reported with respect to the fiscal quarter ending March 31, 2002 and (ii) 100% of the value of all property received by the Borrowers in exchange for the issuance of new equity securities (or the sale of treasury shares) of any of the Borrowers issued subsequent to December 31, 2001, measured quarterly."

     (d) SCHEDULE "A" attached hereto is hereby incorporated into, and made a part of, the Credit Agreement.

     4. JOINDER OF NEW LENDER; NEW NOTES. (a) By its signature below and upon satisfaction of the condition precedent set forth in Section 9 hereof, as of the Effective Date (as defined in said Section 9), the New Lender shall become a Lender party to, shall be bound as a Lender by, and shall be entitled to all the benefits of a Lender pursuant to, the provisions of the Credit Agreement and the other Credit Documents. As of the Effective Date, the New Lender shall be deemed to have taken by assignment and purchased from the Existing Lender, without recourse to, or representation or warranty, by the Existing

Lender of any kind or description, an interest in the Revolving Credit
Loans and L/C Participations owing to the Existing Lender as of the Effective Date (but excluding accrued interest and fees to and including the Effective
Date) equal to its Pro Rata Share of said outstanding obligations. In connection with said assignment and purchase, the New Lender shall pay to the Existing Lender such amounts as may be necessary such that after given effect to such payment, each of the Existing Lenders and the New Lender shall be owed from the Borrowers outstanding Revolving Credit Obligation equal to their respective Pro Rata Shares therein as of the Effective Date.

     (b) To evidence the obligations of the Borrowers owing to the Existing Lender and the New Lender, respectively, as of the Effective Date, the Borrowers shall issue to each Lender new Revolving Credit Notes substantially in the form of EXHIBIT A to the Credit Agreement. Each such note shall be dated the Effective Date and shall be in an original principal amount of up to the Commitment of the Lender to which such note is being issued.

     5. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all of the terms and conditions of the Credit Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof. This Amendment is limited as written and shall not be deemed (i) to be an amendment of or a consent under or waiver of any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Lenders now have or may have in the future under or in connection with the Credit Agreement or such other agreements.

     6. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Amendment, the Borrower makes the following representations and warranties to the Lenders, which shall survive the execution and delivery hereof:

          (i) The execution and delivery of this Amendment has been authorized by all necessary corporate action on its part, this Amendment has been duly executed and delivered by it, and this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligations of it enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, moratorium laws from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (ii) No Event of Default has occurred and is continuing under the Credit Agreement, and no event has occurred which, with notice, lapse of time or both, would constitute such an Event of Default; and

          (iii) The representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof in all material respects.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all which when taken together shall constitute one and the same agreement.

     8. GOVERNING LAW. This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.

     9. CONDITIONS PRECEDENT. This Amendment shall not be effective until (i) the Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto, (ii) each Lender shall have received a Revolving Credit Note reflecting its Commitment as of the Effective Date duly executed and delivered by the Borrowers, (iii) the New Lender shall have duly completed and submitted to the Agent an Administrative Reply Form, (iv) the Existing Lender shall have received from the New Lender the payments required pursuant to
Section 4(a) hereof, (v) the New Lender shall have received from the Borrowers all of the fees and expenses owing to the New Lender pursuant to its Commitment dated August 5, 2002, and (vi) Borrowers shall have paid all reasonable fees and expenses of the Agent's counsel incurred in connection with the preparation, negotiation, execution and delivery and review of this Amendment. The date on which all of the foregoing conditions are satisfied as determined by the Lenders is referred to herein as the "EFFECTIVE DATE".

     10. EXECUTION CERTIFICATION. The parties hereto certified that this Amendment was executed and delivered in the State of New Jersey.


                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

THE BORROWERS:


TRC COMPANIES, INC.                    TRC ENVIRONMENTAL CORPORATION


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  -----------------------------          ---------------------------
  Harold C. Elston, Jr., Senior          Harold C. Elston, Jr., Vice
  Vice President                         President & Treasurer


TRC ENGINEERS, INC.                    TRC ENVIRONMENTAL SOLUTIONS, INC.


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  ---------------------------            ---------------------------
  Harold C. Elston, Jr., Vice            Harold C. Elston, Jr.,
  President & Treasurer                  Assistant Treasurer


TRC MARIAH ASSOCIATES INC.             TRC GARROW ASSOCIATES, INC.


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  ---------------------------            --------------------------------
  Harold C. Elston, Jr., Vice            Harold C. Elston, Jr., Treasurer
  President & Treasurer


TRC ALTON GEOSCIENCE, INC.             VECTRE CORP.


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  ---------------------------            --------------------------------
  Harold C. Elston, Jr.,                 Harold C. Elston, Jr., Treasurer
  Assistant Treasurer

HUNTER ASSOCIATES TEXAS, LTD.           LOWNEY ASSOCIATES
By Hunter Associates, Inc.,
its General Partner


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


OMNI ENVIRONMENTAL                     IMBSEN & ASSOCIATES
CORPORATION

By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Assistant
                                         Treasurer

ENGINEERED AUTOMATION                  ECON CAPITAL, LP
 SYSTEMS, INCORPORATED                 By TRC Companies, Inc.,
                                       its General Partner


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


TRC ENERGYSOLVE LLC                    GBF HOLDINGS LLC
By TRC Companies, Inc.,                By TRC Companies, Inc.,
its Managing Member                    its Managing Member


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


PBWO HOLDINGS, LLC                          CO-ENERGY GROUP LLC
By TRC Companies, Inc.,
its Managing Member


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Assistant
                                         Treasurer


HUNTER ASSOCIATES, INC.                METUCHEN REALTY ACQUISITION, LLC
                                       By TRC Companies, Inc.,
                                       its Managing Member


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


E/PRO ENGINEERING AND                  CARSON-SALCEDO-MCWILLIAMS, INC.
ENVIRONMENTAL CONSULTING LLC


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


NEW CENTURY ENGINEERING                SITE-BLAUVELT ENGINEERS, INC.
SUPPORT SERVICES, LLC                       (New Jersey)


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer

SITE CONSTRUCTION SERVICES INC.        SITE-BLAUVELT ENGINEERS, INC.
                                       (New York)

By: /S/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


SITE-BLAUVELT ENGINEERS, INC.
(Virginia)

By: /S/ HAROLD C. ELSTON, JR.
  --------------------------------
  Harold C. Elston, Jr., Treasurer


                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       (formerly known as First Union National
                                       Bank), AS AGENT


                                       BY: /s/ PAUL J. BAKEY
                                         -----------------------------
                                         Paul J. Bakey, Vice President


                                       THE EXISTING LENDERS:
                                       WACHOVIA BANK,  NATIONAL  ASSOCIATION,
                                       (formerly  known as First Union National
                                       Bank), INDIVIDUALLY


                                       BY: /s/ PAUL J. BAKEY
                                         -----------------------------
                                         Paul J. Bakey, Vice President


JOINDER OF NEW LENDER
ACCEPTED AND AGREED AS THE NEW LENDER:


MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.



BY: /s/ CHRISTOPHER M. MCLAUGHLIN
   -----------------------------------------
   Christopher M. McLaughlin, Vice President

                                  SCHEDULE "A"



LENDERS AND COMMITMENTS



LENDER                                               COMMITMENT
------                                               -----------
Wachovia Bank, National Association                  $30,000,000
                                                     (includes $5,000,000 Swingline Commitment)

Merrill Lynch Business Financial Services Inc.       $8,000,000

                               AMENDMENT NO. 2 TO
                           REVOLVING CREDIT AGREEMENT

     This AMENDMENT NO. 2 ("Amendment") dated as of September 16, 2002 is by and between WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as an individual Lender and as Sole Lead Arranger and Administrative Agent ("Wachovia"), Wachovia in its capacity as the Lead Arranger and Administrative Agent is hereinafter the "Agent", MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as an individual Lender ("Merrill"), Merrill and Wachovia in their respective capacities as Lenders are hereinafter the "Existing Lenders" and TRC COMPANIES, INC., a Delaware corporation ("TRC") and the subsidiaries of TRC listed herein, (each a "Borrower" and collectively the "Borrowers").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Borrowers, Agent and Existing Lenders are parties to a certain Revolving Credit Agreement dated as of March 25, 2002, as amended by an Amendment No. 1 thereto dated as of August 30, 2002 (said agreement, as so amended, and as further as amended and modified from time to time, the "Credit Agreement") and certain other Credit Documents executed and delivered in connection therewith; and

     WHEREAS, the Borrowers, the Agent and the Existing Lenders desire to amend the Credit Agreement for the purpose of increasing the Commitments to an aggregate amount not to exceed $40,000,000 and admitting Banknorth, N.A. as an additional Lender with a Commitment not to exceed $12,000,000 (the "New Lender");

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

     1. DEFINED TERMS; EFFECT OF AMENDMENT.

     (a) Unless otherwise modified hereby, all capitalized terms used herein which are defined in the Credit Agreement, and not otherwise defined herein, are used herein as defined in the Credit Agreement. All capitalized terms used herein which are defined in the Credit Agreement and modified herein shall have the meaning assigned to such terms in the Credit Agreement as so modified.

     (b) This Amendment is an amendment to the Credit Agreement. Unless the context of this Amendment otherwise requires, the Credit Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Credit Agreement and this Amendment were contained in one agreement. After the effective date of this Amendment, all references in the Credit Agreement to the "Credit Agreement", "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and all references in the Notes and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.

     2. AMENDMENT TO CREDIT AGREEMENT.

     (a) For the purpose of establishing the New Lender as a Lender under the Credit Agreement, increasing the aggregate Commitments of all of the Lenders to $40,000,000 and adjusting the Commitment of Wachovia accordingly, SCHEDULE "A" to the Credit Agreement is hereby deleted in its entirety and SCHEDULE "A" attached hereto is hereby substituted into, and made a part of, the Credit Agreement, in its place.

     (b) Clause (c) of Section 7.02 of the Credit Agreement shall be amended and restated to read as follows:

          "(c) Contemporaneously with the quarterly financial statements delivered pursuant to clause (b) of this Section 7.02, an accounts receivable aging summary report in a form reasonably acceptable to the Agent;"

     (c) For the avoidance of doubt, the bracketed dollar figure appearing in clause (ii) of Section 8.06 of the Credit Agreement is deleted and replaced with the following dollar figure (without brackets):

              "$1,000,000"

     4. JOINDER OF NEW LENDER; NEW NOTES. (a) By its signature below and upon satisfaction of the condition precedent set forth in Section 9 hereof, as of the Effective Date (as defined in said Section 9), the New Lender shall become a Lender party to, shall be bound as a Lender by, and shall be entitled to all the benefits of a Lender pursuant to, the provisions of the Credit Agreement and the other Credit Documents. As of the Effective Date, the New Lender shall be deemed to have taken by assignment and purchased from the Existing Lenders, without recourse to, or representation or warranty, by any of the Existing Lenders of any kind or description, an interest in the Revolving Credit Loans and L/C Participations owing to the Existing Lenders as of the Effective Date (but excluding accrued interest and fees to and including the Effective Date) equal to its Pro Rata Share of said outstanding obligations. In connection with said assignment and purchase, the New Lender shall pay to the Existing Lenders such amounts as may be necessary such that after given effect to such payment, each of the Existing Lenders and the New Lender shall be owed from the Borrowers outstanding Revolving Credit Obligation equal to their respective Pro Rata Shares therein as of the Effective Date.

     (b) To evidence the obligations of the Borrowers owing to the Existing Lenders and the New Lender, respectively, as of the Effective Date, the Borrowers shall issue to each Lender new Revolving Credit Notes substantially in the form of EXHIBIT A to the Credit Agreement. Each such note shall be dated the Effective Date and shall be in an original principal amount of up to the Commitment of the Lender to which such note is being issued.

     5. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all of the terms and conditions of the Credit Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof. This Amendment is limited as written and shall not be deemed (i) to be an amendment of or a consent under or waiver of any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Lenders now have or may have in the future under or in connection with the Credit Agreement or such other agreements.

     6. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Amendment, the Borrower makes the following representations and warranties to the Lenders, which shall survive the execution and delivery hereof:

          (i) The execution and delivery of this Amendment has been authorized by all necessary corporate action on its part, this Amendment has been duly executed and delivered by it, and this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligations of it enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, moratorium laws from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (ii) No Event of Default has occurred and is continuing under the Credit Agreement, and no event has occurred which, with notice, lapse of time or both, would constitute such an Event of Default; and

          (iii) The representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof in all material respects.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all which when taken together shall constitute one and the same agreement.

     8. GOVERNING LAW. This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.

     9. CONDITIONS PRECEDENT. This Amendment shall not be effective until (i) the Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto, (ii) each Lender shall have received a Revolving Credit Note reflecting its Commitment as of the Effective Date duly executed and delivered by the Borrowers, (iii) the New Lender shall have duly completed and submitted to the Agent an Administrative Reply Form, (iv) the Existing Lenders shall have received from the New Lender the payments required pursuant to
Section 4(a) hereof, and (v) Borrowers shall have paid all reasonable fees and expenses of the Agent's counsel incurred in connection with the preparation, negotiation, execution and delivery and review of this Amendment. The date on which all of the foregoing conditions are satisfied as determined by the Lenders is referred to herein as the "EFFECTIVE DATE".

     10. EXECUTION CERTIFICATION. The parties hereto certified that this Amendment was executed and delivered in the State of New Jersey.


                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.


THE BORROWERS:


TRC COMPANIES, INC.                    TRC ENVIRONMENTAL CORPORATION

By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  -----------------------------          --------------------------------
  Harold C. Elston, Jr., Senior          Harold C. Elston, Jr., Vice
  Vice President                         President & Treasurer


TRC ENGINEERS, INC.                    TRC ENVIRONMENTAL SOLUTIONS, INC.


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  ---------------------------            --------------------------------
  Harold C. Elston, Jr., Vice            Harold C. Elston, Jr., Assistant
  President & Treasurer                  Treasurer


TRC MARIAH ASSOCIATES INC.             TRC GARROW ASSOCIATES, INC.


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  ---------------------------            --------------------------------
  Harold C. Elston, Jr., Vice            Harold C. Elston, Jr., Treasurer
  President & Treasurer


TRC ALTON GEOSCIENCE, INC.             VECTRE CORP.


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------             --------------------------------
  Harold C. Elston, Jr., Assistant       Harold C. Elston, Jr., Treasurer
  Treasurer


HUNTER ASSOCIATES TEXAS, LTD.          LOWNEY ASSOCIATES
By Hunter Associates, Inc.,
its General Partner


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


OMNI ENVIRONMENTAL                     IMBSEN & ASSOCIATES
CORPORATION

By: /S/ HAROLD C. ELSTON, JR.          By: /S/ HAROLD C. ELSTON, JR.
  --------------------------             --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Assistant
                                         Treasurer

ENGINEERED AUTOMATION                  ECON CAPITAL, LP
 SYSTEMS, INCORPORATED                 By TRC Companies, Inc.,
                                       its General Partner


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  -------------------------------        --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


TRC ENERGYSOLVE LLC                    GBF HOLDINGS LLC
By TRC Companies, Inc.,                By TRC Companies, Inc.,
its Managing Member                    its Managing Member


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


PBWO HOLDINGS, LLC                          CO-ENERGY GROUP LLC
By TRC Companies, Inc.,
its Managing Member


By: /s/ HAROLD C. ELSTON, JR.          By: /S/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Assistant
                                         Treasurer


HUNTER ASSOCIATES, INC.                METUCHEN REALTY ACQUISITION, LLC
                                       By TRC Companies, Inc.,
                                       its Managing Member


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


E/PRO ENGINEERING AND                  CARSON-SALCEDO-MCWILLIAMS, INC.
ENVIRONMENTAL CONSULTING LLC


By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  ---------------------------------      --------------------------------
   Harold C. Elston, Jr., Treasurer      Harold C. Elston, Jr., Treasurer


NEW CENTURY ENGINEERING                SITE-BLAUVELT ENGINEERS, INC.
SUPPORT SERVICES, LLC                  New Jersey)


By: /s/ HAROLD C. ELSTON, JR.          By: /S/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer

SITE CONSTRUCTION SERVICES INC.        SITE-BLAUVELT ENGINEERS, INC.
                                       (New York)

By: /s/ HAROLD C. ELSTON, JR.          By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------       --------------------------------
  Harold C. Elston, Jr., Treasurer       Harold C. Elston, Jr., Treasurer


SITE-BLAUVELT ENGINEERS, INC.
(Virginia)


By: /s/ HAROLD C. ELSTON, JR.
  --------------------------------
  Harold C. Elston, Jr., Treasurer


                                       THE AGENT:
                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       (formerly known as First Union National
                                       Bank), AS AGENT


                                       BY: /s/ PAUL J. BAKEY
                                         -----------------------------
                                         Paul J. Bakey, Vice President


                                       THE EXISTING LENDERS:
                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       (formerly  known as First Union National
                                       Bank), INDIVIDUALLY


                                       BY: /s/ PAUL J. BAKEY
                                         -----------------------------
                                         Paul J. Bakey, Vice President


                                       MERRILL LYNCH BUSINESS FINANCIAL
                                       SERVICES INC.


                                       BY: /s/ CHRISTOPHER M. MCLAUGHLIN
                                         --------------------------------
                                         Christopher M. McLaughlin,
                                         Vice President


JOINDER OF NEW LENDER
ACCEPTED AND AGREED AS THE NEW LENDER:


BANKNORTH, N.A.



BY: /S/ JEFFREY R. WESTLING
  ---------------------------------------
  Jeffrey R. Westling, Sr. Vice President

                                  SCHEDULE "A"

LENDERS AND COMMITMENTS




LENDER                                               COMMITMENT
------                                               ----------
Wachovia Bank, National Association                  $20,000,000
                                                     (includes $5,000,000 Swingline Commitment)

Merrill Lynch Business Financial Services Inc.       $8,000,000

Banknorth, N.A.                                      $12,000,000
                                                     -----------

         AGGREGATE COMMITMENTS:                      $40,000,000
                                                     ===========


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